UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2026
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Doximity, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-40508	27-2485512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 3rd St. Suite 510 San Francisco, CA 94107 (Address of principal executive offices, including zip code)
(650) 549-4330 (Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	DOCS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As previously disclosed by Doximity, Inc. (the “Company”) on February 5, 2026, Anna Bryson, the Company’s Chief Financial Officer, had been on medical leave. On April 13, 2026, the Company accepted her resignation as Chief Financial Officer. Effective February 3, 2026, the Company’s Board of Directors appointed Siddharth Sitaram, the Company’s Chief Accounting Officer, to serve as the Company’s interim principal financial officer and interim principal accounting officer. Mr. Sitaram will continue in that role until a new Chief Financial Officer is appointed. The Company expects to provide an update regarding the status of its Chief Financial Officer search during its next earnings call.

Item 7.01 - Regulation FD Disclosure

The Company is reaffirming its guidance for the fourth quarter and full fiscal year ending March 31, 2026, as originally provided in the Company’s earnings release and conference call on February 5, 2026.
The information in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Use of Forward-Looking Statements
Statements we make in this Current Report on Form 8-K may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors including (i) our ability to successfully identify and recruit a permanent Chief Financial Officer; (ii) the potential disruption to our business and operations resulting from executive leadership transitions; (iii) the timing and scope of anticipated stock repurchases; (iv) the impact of uncertainty in the current economic environment and macroeconomic uncertainty; (v) our ability to retain existing members or add new members to our platform and maintain or grow their engagement with our platform; (vi) our ability to attract new customers or retain existing customers; (vii) the impact of our prioritization of our members’ interests; (viii) breaches in our security measures or unauthorized access to members’ data; (ix) our ability to maintain or manage our growth, and other risks and factors that are beyond our control including, without limitation, those set forth in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2025, and our upcoming Annual Report on Form 10-K for the fiscal year ended March 31, 2026, to be filed with the SEC, and as may be updated in any subsequent Quarterly Reports on Form 10-Q. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could cause actual results to differ materially from those contained in our forward-looking statements. The forward-looking statements made in this report relate only to management’s beliefs and assumptions as of this date. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 17, 2026

DOXIMITY, INC.

By:	/s/ John T. Vaughan
John T. Vaughan General Counsel and Corporate Secretary